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                                                                    Exhibit 10.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        As independent public accountants, we hereby consent to the inclusion of our report dated December 18, 1997 in this Form 10-SB and to all references to our Firm included in this registration statement.





                                                             ARTHUR ANDERSEN LLP



Los Angeles, California
March 13, 1998